SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 January 2, 2003
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                        (Date of earliest event reported)


                               WVS Financial Corp.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                        0-22444                       25-1710500
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(State or other             (Commission File Number)         (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


9001 Perry Highway, Pittsburgh, Pennsylvania                             15237
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(Address of principal executive offices)                              (Zip Code)



                                 (412) 364-1913
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)



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Item 5. Other Items

     On January 2, 2003, WVS Financial Corp. (the "Company"), the holding company for West View Savings Bank (the "Savings Bank"), announced that the Company's Board of Directors authorized the repurchase of up to 130,000 shares, or approximately 5%, of the Company's outstanding common stock. For additional information, reference is made to the Press Release, dated January 2, 2003, which is attached hereto as Exhibit 99 and is incorporated herein by reference.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 WVS FINANCIAL CORP.



Dated:  January 2, 2003                          By:     /s/ David J. Bursic
                                                         -----------------------
                                                         David J. Bursic
                                                         President and
                                                         Chief Executive Officer


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